                                                                 EXHIBIT 17.(a).


                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                            Arlington, Virginia 22203


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 27, 2001

Name:

/s/ Anthony C. Williams
------------------------
Anthony C. Williams
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                            Arlington, Virginia 22203


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 26, 2001

Name:

/s/ David Metz
--------------------------------------------
David Metz
Director and President

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                            Arlington, Virginia 22203


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 26, 2001

Name:

/s/ Francis P. Lucier
--------------------------------------------
Francis P. Lucier
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                            Arlington, Virginia 22203


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 26, 2001

Name:

/s/ Peter R. Morris
--------------------------------------------
Peter R. Morris
Director, Treasurer and Secretary

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                            Arlington, Virginia 22203


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 26, 2001

Name:

/s/ James F. Perna
--------------------------------------------
James F. Perna
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Denise Trujillo, Esq. of Arlington, Virginia, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact, to sign for the undersigned and in his name as Director of the Corporation, registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits and all instruments and applications necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: April 26, 2001

Name:


/s/ Anthony M. Marinello
 -----------------------------------
Anthony M. Marinello
Director and Vice President